Exhibit 99.1

MEGA MATRIX CORP. announced that it has entered into a Non-Binding Letter of Intent with Yuder Pte, Ltd, a Mid-Length Streaming Platform Company focusing on Short Drama.

PALO ALTO, CA, November 15, 2023 (GLOBE NEWSWIRE) -- Mega Matrix Corp. (“MPU” or the “Company”) (NYSE American: MPU), today announced that it has entered into a non-binding letter of intent to acquire sixty percent (60%) of the voting capital stock (the “Acquisition”) of Yuder Pte, Ltd. (“Yuder”), a mid-length streaming platform company focusing on short drama in exchange for 1,500,000 shares of the Company’s common stock, par value $0.001.

The completion of the proposed Acquisition is subject to, among other things, the completion of due diligence, the negotiation of definitive agreements for the Acquisition (the “Definitive Agreements”), satisfaction of the conditions negotiated therein, approval of the transaction by the board and stockholders of both the Company and Yuder, as well as regulatory approvals and other customary conditions.

Management Commentary

Mr. Yucheng Hu, CEO of Mega Matrix Corp. said, “I am delighted to announce that Mega Matrix has started planning for entering a new business in 2024 as of the fourth quarter. We are very optimistic about the global short drama market, believing it has tremendous potential for growth. We hope to successfully complete transactions by January 2024, which will bring many new development opportunities for the company.”

About Mega Matrix: Mega Matrix Corp. (the “Company”) is a holding company located in Palo Alto, California with five subsidiaries: Saving Digital Pte. Ltd., a Singapore corporation (“Saving”), MarsProtocol Inc., an exempted company incorporated under the laws of the Cayman Islands, Mega Metaverse Corp., a California corporation (“Mega”), Marsprotocol Technologies Pte. Ltd., a Singapore corporation (“MTP”) and JetFleet Management Corp. a California corporation (“JetFleet”). The Company focuses on crypto-related business. For more information, please contact info@megamatrix.io or visit: http://www.megamatrix.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate future acquisitions; ability to enter into a definitive agreement with Yuder, and if is executed, the ability to consummate the proposed transaction with Yuder; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the occurrence of any event, change or other circumstances that could affect the Company’s ability to continue successful development of its digital assets staking business model; the possibility that the Company may not succeed in developing its new lines of businesses due to, among other things, changes in the business environment, competition, changes in regulation, or other economic and policy factors; and the possibility that the Company’s new lines of business may be adversely affected by other economic, business, and/or competitive factors. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Risk Factors” in documents filed by the Company with the Securities and Exchange Commission, including the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.